UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

Ramaco Resources, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 244-7455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B common stock, $0.01 par value	METCB	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market
8.250% Senior Notes due 2030	METCI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 18, 2025, Ramaco Resources, Inc. (the "Company") issued a letter to stockholders from its Chairman and Chief Executive Officer, Randall W. Atkins, regarding the latest developments in the expansion and acceleration of its Brook Mine rare earth and critical minerals project. The letter detailed recent milestones including the groundbreaking of the Brook Mine, significant capital raising efforts, plans to increase production capacity, ongoing engagement with federal agencies, updated geological and technical studies, and planned enhancements to the Company’s revolving credit facility. A copy of that letter to stockholders is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On September 18, 2025, the Company issued a press release (the “Press Release”), announcing that it has released and posted the following to its website at www.ramacoresources.com:

●	The updated Technical Report Summary, prepared by Weir International, relating to the Company’s Rare Earth Element (REE) exploration target for the Brook Mine property located near Sheridan, Wyoming (the “Weir TRS”); and

●	The Shareholder Letter.

A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Weir TRS is attached as Exhibit 96.1 to this Current Report on Form 8-K.

On September 18, 2025, the Company issued a second press release (the “Second Press Release”) announcing that the Company had hired Joseph M. Stopper as Senior Vice President of Planning and Analysis. A copy of the Second Press Release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

None of the information furnished in this Item 7.01 or the accompanying Exhibit 99.1, 99.2, or 99.3 will be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Company is filing the Weir TRS relating to the Company’s Rare Earth Element (REE) exploration target for the Brook Mine property located near Sheridan, Wyoming.

A copy of the Weir TRS and related consent are attached hereto as Exhibits 96.1 and 23.1, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Weir International, Inc.
96.1	Technical Report Summary relating to exploration target estimates at the Brook Mine Property, dated September 2025, with an effective date of September 17, 2025
99.1	Letter to Stockholders released by Ramaco Resources, Inc. dated September 18, 2025
99.2	Press Release issued by Ramaco Resources, Inc. dated September 18, 2025
99.3	Press Release issued by Ramaco Resources, Inc. dated September 18, 2025
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
	Name:	Randall W. Atkins
	Title:	Chairman and Chief Executive Officer

Date: September 18, 2025

2